UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2012

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 29, 2012, MarkWest Liberty Midstream & Resources, L.L.C. (“MarkWest Liberty”) and MarkWest Liberty Bluestone, L.L.C. (“MarkWest Bluestone”), both of which are wholly-owned subsidiaries of MarkWest Energy Partners, L.P. (“MarkWest”), closed on MarkWest’s previously announced Agreement and Plan of Merger, pursuant to which MarkWest Liberty acquired Keystone Midstream Services, LLC (“Keystone”) from R.E. Gas Development, LLC (“Rex”), a subsidiary of Rex Energy Corporation, Stonehenge Energy Resources, L.P., and Summit Discovery Resources II (“Summit”), a subsidiary of Sumitomo Corporation for $512 million, subject to customary post-closing working capital and closing cash adjustments.

As a result of the transaction, MarkWest acquired Keystone’s existing assets, which are located in Butler County, Pennsylvania, and include two cryogenic gas processing plants totaling 90 million cubic feet per day of processing capacity, a gas gathering system and associated field compression.  Effective at the closing of the transaction, MarkWest Bluestone will gather and process gas for Rex and Summit under a long-term, fee based agreement.

Cautionary Statements

Information contained in this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Actual results could vary significantly from those expressed or implied in such statements and are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement except as required by law.

Exhibit No.	Description of Exhibit

99.1	Press release dated May 29, 2012, announcing the closing of the previously announced acquisition of Keystone Midstream Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.
Its General Partner

Date: May 29, 2012	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer